COPY 1 AMENDED AND RESTATED PROMISSORY NOTE $5,500,000.00 Odessa, Texas June 30, 2015 1. Borrower’s Promise to Pay. FOR VALUE RECEIVED, NAUTILUS POPLAR LLC, a Montana limited liability company (hereinafter called “Borrower”), whose principal address is 1775 Sherman Street, Suite 1950, Denver, Colorado 80203, promises to pay to the order of WEST TEXAS STATE BANK, (hereinafter called “Lender”) at its banking house in the City of Odessa, Ector County, Texas the principal sum of FIVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($5,500,000.00), together with interest from the date funded to Borrower until maturity on the unpaid principal balance thereof from time to time outstanding at the Stated Rate and with interest on all past due amounts, both principal and accrued interest, at the Past Due Rate, provided, that for the full term of this Amended and Restated Promissory Note (this “Note”) the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate. 2. Loan Agreement. This Note and any substitutions, replacements, modifications, renewals and/or extensions thereof are described in and are subject to the terms and provisions of that certain Restated Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, “Loan Agreement”; terms used herein but not defined herein shall have the meanings given in the Loan Agreement) between Lender, Borrower and Magellan Petroleum Corporation (hereinafter called “Guarantor”). The Loan Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening or omission of certain stated events upon the terms and conditions therein specified and the payment of fees and expenses as set out in the Loan Agreement. 3. Interest. The "Stated Rate" means, on any day, a rate per annum equal to the Index Rate from time to time in effect, plus one and one-half percent (1.50%) provided that if on any day the Stated Rate shall (a) exceed the Ceiling Rate for that day, then the Stated Rate shall be fixed at the Ceiling Rate on that day and on each day thereafter until the total amount of interest accrued on the unpaid balance of this Note equals the total amount of interest which would have accrued if there were no Ceiling Rate and/or (b) be less than four and three-fourths percent (4.75%) (the “Floor Rate”), then the Floor Rate shall apply in lieu of the Stated Rate until such time that the Stated Rate exceeds or is equal to the Floor Rate. "Index Rate" for purposes of this Note shall mean the rate of interest identified as the “Prime Rate” in the “Money Rates” column published in the Wall Street Journal in effect until the next Change Date. If the published Prime Rate is expressed on the applicable date as a range, the Prime Rate for purposes of this Note shall mean the highest of such prime rates in that range. The Prime Rate may change and each change in the Prime Rate shall be effective on the date of publication of said change (referred to as “Change Date”) until the next Change Date. Each change in the Index Rate shall be effective without

COPY 2 special notice to the Borrower or any other person or entity. The Index Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. If, for any reason, the Index Rate is no longer available, the Lender will choose a new index based upon a reasonable comparable measure and reasonable comparable information and Lender will notify Borrower of the substitution of any such new index. Interest on this Note shall be computed from the date of this Note. Interest shall be computed for the actual number of days elapsed and on the basis of a year consisting of 360 days, unless the Ceiling Rate would thereby be exceeded or the designation of a 360 day year is prohibited by state or federal law as of the date of this Note, in which event to the extent necessary to avoid exceeding the Ceiling Rate or violating state or federal laws, interest shall be computed on the basis of the actual number of days elapsed in the applicable calendar year in which accrued. 4. Past Due Rate. At Lender’s option and without prior notice, upon and during the continuance of any default or Event of Default under this Note or any related Loan Documents, Lender may increase the interest rate applicable to this Note to a rate per annum equal to six percent (6.0%) above the Stated Rate (the “Past Due Rate”), not to exceed at any time the lesser of 18% or the Ceiling Rate, and said Past Due Rate shall remain in effect until the default or Event of Default has been cured and that fact has been communicated to and confirmed by Lender. Lender shall give written notice to Borrower of Lender’s imposition of the Past Due Rate. Lender’s imposition of the Past Due Rate shall not constitute an election of remedies or otherwise limit Lender’s rights concerning other remedies available to Lender as a result of the occurrence of an Event of Default. 5. Late Charges. If a payment is ten (10) days or more late, Borrower will be charged five percent (5.0%) of the amount of payment or $125.00, whichever is less. 6. Ceiling Rate. “Ceiling Rate” means, on any day, the maximum nonusurious rate of interest permitted for that day by whichever of applicable federal or Texas law permits the higher interest rate, stated as a rate per annum. On each day, if any, that Chapter 303 (“Chapter 303”) of the Texas Finance Code establishes the “Weekly Ceiling Rate”, the Ceiling Rate shall be the “indicated rate ceiling” as defined in Chapter 303 for that day. Lender may from time to time, as to current and future balances, implement any other ceiling under Chapters 302 or 303 of the Texas Finance Code by notice to Borrower, if and to the extent permitted by, Chapters 302 and 303. Without notice to the Borrower or any other person or entity, the Index Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which Lender’s Index Rate and the maximum nonusurious rate of interest, respectively, fluctuate.

COPY 3 7. Savings. If, for any reason whatever, the interest paid or received on this Note during the full term of this Note shall produce a rate which exceeds the Ceiling Rate, the holder of this Note shall refund to the Borrower or, at the holder’s option, credit against the principal of this Note such portion of said interest as shall be necessary to cause the interest paid on this Note to produce a rate equal to the Ceiling Rate. All sums paid or forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this Note, so that the interest rate is uniform throughout the full term of this Note. If any word, phrase, clause, paragraph, part, portion or provision hereof is held to be invalid, the remainder hereof shall nevertheless be valid as though it had been entered into without such invalid word, phrase, clause, paragraph, part, portion or provision. 8. Payments. Principal and accrued interest shall be due and payable as follows: (a) Interest shall be due and payable monthly as it accrues on the unpaid principal balance to the date of each installment, payment beginning July 31, 2015, and continuing on the last day of each month thereafter, until and including June 30, 2020. (b) Principal shall be due and payable in forty-seven (47) equal monthly installments amortized over a forty-eight (48) month period, payment beginning July 31, 2016, and continuing on the last day of each month thereafter, until and including May 31, 2020 in an amount equal to 1/48th of the lesser of (i) $5,500,000.00 or (ii) the principal balance of this Note on June 30, 2016. (c) On June 30, 2020, the remaining balance, including outstanding principal and accrued but unpaid interest, then remaining unpaid on this Note shall be due and payable. Unless otherwise agreed to in writing or as otherwise required by applicable law, payments will be applied first to accrued, unpaid interest, second to any unpaid collection costs, late charges and other charges, third to any principal due and owing, and fourth to future payments of principal in inverse order of maturity, provided, however, during the continuance of an Event of Default, Lender reserves the right to apply payments among principal, interest, late charges, collection costs and other charges at its discretion. The Borrower may at any time pay the full amount or any part of this Note without the payment of any premium or fee. 9. Security. This Note and any substitutions, replacements, modifications, renewals and/or extensions thereof is secured by (a) a Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated as of September 17, 2014, as amended by that certain First Amendment to Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated as of the date of this Note, from Borrower for the benefit of Lender (as amended, restated, supplemented or otherwise modified from time to time, “Deed of Trust”) covering oil and gas leases,

COPY 4 lands and other properties along with equipment located thereon and proceeds derived therefrom located in Roosevelt County, Montana, (b) a Pledge Agreement dated effective as of September 17, 2014 from Guarantor for the benefit of Lender (as amended, restated, supplemented or otherwise modified from time to time, “Pledge Agreement” and when taken with the Deed of Trust, hereinafter referred to collectively as the Security Documents”) pledging Guarantor’s membership interest in Borrower and (c) an Amended and Restated Unlimited Guaranty dated as of the date of this Note from Guarantor for the benefit of Lender (“Guaranty”). Additionally, this Note is subject to the terms and conditions of the Loan Agreement as set out above. Failure to describe all or part of the security shall not be considered as a waiver of such security. 10. Default. At the option of the holder hereof, all amounts due and unpaid hereunder shall be accelerated and shall become immediately due and payable upon the occurrence and during the continuance of any Events of Default under Section 4.1 of the Deed of Trust. During the continuance of an Event of Default, Lender may exercise any other available remedies, and failure to exercise any remedy shall not constitute a waiver at any other time including, but not limited to, to the extent permitted by applicable law, the right to setoff all of Borrower’s accounts with Lender (whether checking, savings, or some other account). 11. Cost and Expenses. In addition to all outstanding principal and accrued but unpaid interest on this Note, the Borrower agrees to pay (a) all reasonable costs and expenses incurred by all holders of this Note in any probate, reorganization, bankruptcy or any other proceedings for the establishment or collection of any amount hereunder, or in collecting this Note through any such proceedings, and (b) reasonable out-of-pocket attorney’s fees when and if this Note is placed in the hands of an attorney for collection during the continuance of an Event of Default, in each case, except to the extent resulting from the gross negligence, willful misconduct or fraud of Lender. 12. Waiver of Notice. Except as expressly set forth in any Loan Document, the Borrower waives notice (including, but not limited to, notice of intent to accelerate and notice of acceleration), demand, presentment for payment, protest and the filing of suit for the purpose of fixing liability and consents that the time of payment hereof may be extended and re-extended from time to time without notice to it, and agrees that its liability on or with respect to this Note shall not be affected by any release of or change in any security at any time existing or by any failure to perfect or to maintain perfection of any lien on or security interest in any such security. 13. Optional Acceleration Upon Transfer. If all or any part of the property securing this Note or any interest in it is sold or transferred in violation of the Loan Documents without Lender’s prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by the Security Documents securing this Note. However, this option shall not be exercised by Lender if exercise is prohibited by state or federal law as of the date of this Note and the Security Documents. 14. Amendment and Restatement. This Note amends, restates and replaces, and is given in substitution and exchange for, but not in payment of, the Promissory Note dated

COPY 5 September 17, 2014 issued by Borrower in favor of Lender (the “Prior Note”), and is in no way intended to constitute a novation of Borrower’s indebtedness evidenced by the Prior Note. 15. Lender’s Right to Sell. Lender reserves the right, exercisable in Lender’s sole discretion and, with respect to participations only, without notice to Borrower or any other person, to sell participations, to assign its interest or both, in all or any part of this Note or the debt evidenced by this Note. 16. Obligations of Borrower Under This Note. When this instrument is executed by more than one person, corporation or other legal entity, it shall be construed as though “Borrower” were written “Borrowers” and as though the pronouns and verbs in their number were changed to correspond; and in such case, each of the Borrowers shall be bound jointly and severally with one another to keep, observe and perform the covenants, agreements, obligations and liabilities imposed by this instrument upon the “Borrower.” 17. Governing Law. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER STATE IN WHICH A PORTION OF THE PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE PROPERTY) NECESSARILY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES GRANTED HEREIN, IN WHICH CASE, THE LAW OF SUCH OTHER STATE SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE. 18. Representations. The Borrower warrants and represents to the Lender, and to all other holders of the indebtedness evidenced hereby, that (1) all loans evidenced by this Note are and shall be “business loans” as such term is used in the Depository Institution Regulation and Monetary Control Act of 1980 as amended, and (2) such loans are for business, commercial, investment or similar purposes and not primarily for personal, family, household or agricultural use as such terms are used in Chapter 1 of the Texas Credit Code. THIS LOAN IS PAYABLE IN FULL ON JUNE 30, 2020, OR UPON ACCELERATION FOR ANY REASON IN ACCORDANCE WITH THE TERMS OF THE LOAN DOCUMENTS. AT MATURITY YOU MUST REPAY THE ENTIRE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN AND ACCRUED BUT UNPAID INTEREST THEN DUE. THE BANK IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THE BANK YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU

COPY 6 REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME BANK.